                                                                   EXHIBIT 10.47


                      [UNION BANK OF CALIFORNIA LETTERHEAD]


                                                  UNION BANK OF CALIFORNIA
                                                  500 S. Main Street, Suite 200
                                                  Orange, CA  92868


March 30, 1999


Mr. William Healey, President
SMARTFLEX SYSTEMS, INC.
14312 Franklin Avenue
Tustin, CA  92680-7028


Re:     THIRD AMENDMENT AND WAIVER

Dear Mr. Healey:

In recognition of the financial implications arising from the recent acquisitions, restructuring charges and on-going operating performance of Smartflex Systems, Inc. ("Borrower" or "Company"), and in conjunction with the Amendment and Waiver referenced above, the Bank is requiring the adoption of a Performance Pricing Grid which will link the pricing on Borrower's credit facilities to the Company's financial leverage as defined in the Third Amendment. The proposed grid is as follows:

                      REVOLVING LINE OF CREDIT PRICING GRID
------------------------------------------------ -----------------------------------------------
                   LEVERAGE
    (TOTAL LIABILITIES/TANGIBLE NET WORTH)                      PRICING OPTIONS
------------------------------------------------ -----------------------------------------------
                    <=1.00                              Reference Rate or LIBOR + 1.50%
------------------------------------------------ -----------------------------------------------
               >1.00 but <= 1.30                        Reference Rate or LIBOR + 1.75%
------------------------------------------------ -----------------------------------------------
              > 1.30 but <= 1.60                        Reference Rate or LIBOR + 2.00%
------------------------------------------------ -----------------------------------------------
              > 1.60 but <= 1.75                        Reference Rate or LIBOR + 2.25%
------------------------------------------------ -----------------------------------------------


Pricing on the term loans will be subject to the same leverage criteria but at an additional .25% over the rate applicable to the revolving line of credit.

Pricing will be adjusted five days after receipt of quarterly or fiscal year end financial statements and Borrower's compliance certificate. New notes reflecting these changes will be provided for your signature within 10 days.

Please acknowledge Company's acceptance of the above terms by returning an executed copy of this letter to the Bank by April 2, 1999.


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Smartflex Systems, Inc.
March 30, 1999
Page 2


Very truly yours.

UNION BANK OF CALIFORNIA, N.A.

By:     //s// Robert Thomas
    ----------------------------------     AGREED AND ACCEPTED TO THIS 31ST DAY
            Robert Thomas                  OF MARCH, 1999
            Vice President

                                           SMARTLFEX SYSTEMS, INC.

                                           By:  //s//  William L. Healey
                                                --------------------------------
                                                       William Healey
                                                       Title:  President

By:   //s//  Jim Heim
      --------------------------------
      Jim Heim
      Vice President